Fees Summary	Jun. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,997,810,000
Previously Paid Amount	0
Total Fee Amount	305,864.72
Total Offset Amount	0
Net Fee	$ 305,864.72